Exhibit 99

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By The Numbers

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Safe Harbor

This presentation contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Factors that could cause actual results to differ from the results discussed in the forward-looking statements include, but are not limited to: risk of loans and investments, including dependence on local economic conditions; competition for the company’s customers from other providers of financial services; possible adverse effects of changes in interest rates; execution and implementation of the series of previously announced strategic initiatives; balance sheet and capital ratio risks related to the share repurchase program; risks related to the company’s acquisition and market extension strategy, including risks of adversely changing results of operations and factors affecting the company’s ability to consummate further acquisitions or extend its markets, and other risks detailed in the company’s filings with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond the control of the company.

Purpose & Vision

Purpose:

Improving Lives Through Financial SolutionsSM

Key Concepts of Vision:

•              Diversified financial services

•              Creating value

CFBX At A Glance

•                  Traded on Nasdaq National Market®

•                  Market Cap = $1 billion

•                  136 locations in 12 states

•                  Total assets = $5.6 billion

Market Price Range	Q2 ‘03
High	$28.60
Low	$25.87
Close	$27.23
Average Daily Volume	134,593

Current Financial Center Markets

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2002 By the Numbers

•                  Record diluted EPS of $1.97

•                  Net margin of 5.33%

•                  Return on average common equity of 21.76%

•                  Return on average assets of 1.40%

•                  Two dividend increases = [GRAPHIC] 17%

•                  Annualized total shareholder return of 6.12%

Behind the Numbers

•                  Diversified revenue sources

•                  Financial solutions focus

•                  Disciplined approach to pricing

•                  Flexible operating model

•                  Centralized support processes

•                  Sound financials

•                  Track record of enhancing shareholder value

Compelling Growth Vehicles

Our business is creating financial solutions

•                  Insurance products

•                  Investment services

•                  Small Business Administration division

•                  Indirect consumer lending

•                  Community First Mortgage, LLC

Online Personal Banking Customers

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Online Business Banking Customers

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Check Card Growth

Check Card Net Revenue

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Flexible Operating Model

One size does not fit all.

Community Financial Centers

•                  28 in 5 states

•                  Primary focus on retail opportunities

•                  83.7% growth in investment sales in 2002

•                  21% increase in net controllable revenue per FTE in 2002

•                  19% increase in sales/FTE/week

Regional Financial Centers

•                  108 in 12 states

•                  Focus on retail & broader business opportunities

•                  Match resources to market opportunities

•                  Banking, insurance & investment services

Market Extension Strategy

One model does not match all opportunities

•                  Factors to consider:

•                  Market size and demographics

•                  Credit complexity

•                  Market growth potential

•                  Market opportunities

•                  Different models = Different skills

•                  Limit to current footprint

Growth Targets

Grow the franchise, footprint and client base through market extensions.

•                  30 new offices by 2007

•                  Flexible model with “modules”

•                  Cost structure makes extension locations profitable more quickly

Financial Solutions Offered

•                  Basic Product Modules

•                  Deposits

•                  Retail Loans

•                  Direct

•                  Indirect

•                  Mortgage

•                  Investments

•                  Insurance

Match Market Opportunities

•                  Additional Product Modules

•                  Commercial/SBA

•                  Commercial Real Estate

•                  Construction

•                  Wealth Management

•                  Cash Management

Strength in Numbers

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Disciplined Credit Approach

•                  Commitment to credit quality

•                  Focus on quality versus quantity

•                  Non-performing assets

•                  Net charge-offs

•                  Special assets group

The State of CFB Credit

A quick industry & CFBX snapshot

	CFBX	SNL*
NPA/TA	0.58%	0.60%
Net Losses/Loans	0.49%	0.34%
Reserve Coverage	210%	281%
NPA/Loans	0.94%	0.96%
ALL/Loans	1.58%	1.51%

Source: SNL Financial - Q2 03 Average

*Coverage Universe of 459 Banks

Loan Center

•                  Focus on people and process

•                  Build client relationships

•                  Enhanced productivity

•                  Leverage core competencies

•                  Originated $248 million in loans in 2002

•                  Completion of direct consumer and commercial expected in early 2004

Business Banking Opportunities

•                  Ranked 40th in nation by number of SBA 7(a) loans processed in 2002, compared to 60th in 2001

•                  $2.8 million contributed to 2002 earnings from SBA premiums

•                  $61.1 million in SBA loans funded in 2002, compared to $32.2 million in 2001

•                  79% year-over-year growth in SBA premium revenue

Community First Mortgage, LLC

•                  Joint venture offers customers broader line of mortgage products

•                  Q2 03 record number of mortgage closings

•                  Q2 03 highest dollar volume since inception

•                  239% increase in monthly volume closed - January - December 2002

•                  Every new mortgage represents opportunity to expand the client relationship

Diversified Financial Services

Proven financial solutions strategy

•                  Insurance revenues

•                  $4.3 million in 1995

•                  $13.8 million in 2002

•                  18.2% compound annual growth rate*

•                  Investment revenues

•                  $273,000 in 1995

•                  $9.5 million in 2002

•                  66.1% compound annual growth rate

CAGR 1995-2002

*Includes acquisitions & core growth

Proven Source of Growth

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CFBX Fee Income to Net Revenue

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The Year in Numbers

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Strong Financial Performance

2002
Net Income (000)	$79,208
Earnings Per Share	$1.97
Net Interest Margin	5.33%
Return on Equity	21.76%
Net Charge-offs	0.33%
NPA to Total Assets	0.50%

Quarterly Results

	Q2-03	Q2-02
Net Income (000)	$19,086	$19,857
Earnings Per Share	$.49	$.49
Net Interest Margin	5.11%	5.48%
Return on Common Equity	20.45%	22.26%
Net Charge-offs	.49%	.34%
NPA to Total Assets	.58%	.43%

Disciplined Approach

•                  Asset/liability management

•                  Capital management

•                  Quality versus quantity portfolio focus

•                  Portfolio diversity

•                  Non-performing assets

•                  Net charge-offs

•                  Accretive acquisitions

•                  16 insurance acquisitions 2000 to 2003

Diversified Portfolio

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Total Volume = $3.4 Billion       6/30/03

Deposit Mix

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Total Volume = $4.5 Billion      6/30/03

Earnings Per Share

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Return on Equity

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How We Compare

	Sector		CFBX
Return on Equity	13.17%		20.45%
Net Interest Margin	3.96%		5.11%
Net Charge-offs to Loans	.34%		.49%
Dividend Yield	1.94%		3.23%
Return on Assets	1.14%		1.36%
Price Earnings Multiple	17.30	x	13.62	x

Source: SNL Financial, CFBX
Q2 03 - Average
Coverage Universe of 459 Banks

Total Shareholder Return

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Calculated as of 6/30/03 - Source: Bloomberg, CFBX

Future Strategies

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Challenging Times

•                  Interest rate environment

•                  Credit risk issues

•                  Economy

•                  Competitive landscape

Growth Strategies

Plan for 2003 and beyond

•                  Market extension

•                  Acquisitions

•                  New product development

•                  Distribution channel expansion

•                  Loan & deposit opportunities

Solutions Focus

•                  Client-focused financial solutions

•                  Strategic move from campaigns to “all day, every day” sales approach

•                  Sales blueprints

•                  Universal financial review

•                  Expand client relationships

•                  Scorecard measures results

•                  Deliver solutions, growth & financial performance

Deliver Shareholder Value

•                  Ranked 13th of Top 100 Banks by USBanker

•                  Ranked 18th by ABA Banking Journal - Top Performers

•                  Both based on 2002 return on equity

•                  Named 2003 Mergent Dividend Achiever

•                  Ten-year average annual compound growth rate of dividends = 16.75%

•                  Ranked 50th out of 286 companies

•                  Named to Forbes 500 for fifth consecutive year

•                  22.41% annualized total shareholder return over past three years

•                  17.83% since inception

•                  687,000 shares repurchased during 2003

Sources: USBanker, ABA Banking Journal, Mergent, Forbes, Bloomberg, CFBX

Our Commitment

•                  Delivery model

•                  Products & channels

•                  Growth strategies

•                  People

•                  Disclosure & transparency

To Achieve the Numbers

We strive to achieve sustainable growth
for shareholders, while focusing on
consistent, long-term financial
performance.

We are Community First.

Thank You

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Thank you for your investment in our company.

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Banking • Insurance • Investments • Wealth Management

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Banking • Insurance • Investments • Wealth Management